UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 14, 2018

Frontier Oilfield Services, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-30746	75-2592165
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

220 Travis Street, Suite 501, Shreveport, Louisiana	71101
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 243-2610

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.

Other Events

Frontier Oilfield Services filed one 10-Q without its independent auditors review. The company subsequently refiled the 10-Q with its independent auditors review. There were no material changes in the 10-Q.

The Company has multiple salt water disposal wells in east and north Texas with operations and finance based in Shreveport, Louisiana. The company agreed to pay a $25,000 fine.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 14, 2018	Frontier Oilfield Services, Inc.

	By:	/s/ Don Lawhorne
Don Lawhorne,
Chief Executive Officer and Chief Accounting Officer